Exhibit 99.2

HOME BANCSHARES

NASDAQ: HOMB
www.homebancshares.com

Market Acquisition | Florida Business BancGroup, Inc. | June 17, 2015

Forward Looking Statement

This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Florida Business BancGroup, Inc.: Transaction Overview

- Purchased all of the issued and outstanding shares of common stock of Florida Business BancGroup, Inc., a Florida state-chartered holding company with approximately $541 million in total assets
- No additional capital required to complete the transaction
- Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc.
- Purchase price for the transaction of approximately $101.6 million
  - 80% HOMB Common Stock
  - 20% Cash
- The exchange ratio for HOMB stock will be based on HOMB's average closing price ranging between a ceiling of $39.12 and a floor of $28.92.

Strategic Opportunity

- Additive to current Central Florida footprint
- Financially attractive transaction – immediately accretive to:
  - Diluted earnings per share
  - Tangible Book Value
  - Book Value
- Addition of experienced Central Florida bankers to the Centennial Bank team

Tampa MSA: Deposit Market Share

- Bay Cities Bank is ranked 19th with aggregate market share of 0.69% in the Tampa MSA

Deposit Market Share of Top 10 Holding Companies in Tampa MSA(1)

Rank	Institution	Branches	Deposits ($mm)	Dep/Branch ($mm)	Market Share
1	BANK OF AMERICA CORPORATION	94	$10,854,570	$ 115,474	16.5%
2	RAYMOND JAMES FINANCIAL, INC.	1	10,276,342	10,276,342	15.7%
3	WELLS FARGO & COMPANY	87	9,715,260	111,670	14.8%
4	SUNTRUST BANKS, INC.	96	7,725,015	80,469	11.8%
5	REGIONS FINANCIAL CORPORATION	78	5,877,827	75,357	9.0%
6	FIFTH THIRD BANCORP	44	2,795,294	63,529	4.3%
7	BB&T CORPORATION	47	2,538,831	54,018	3.9%
8	JPMORGAN CHASE & CO.	55	1,649,556	29,992	2.5%
9	USAMERIBANCORP, INC.	13	1,547,190	119,015	2.4%
10	TAMPA BAY BANKING COMPANY	10	1,209,567	120,957	1.8%
	HOME BANCSHARES, INC. - PRO-FORMA	12	713,557	127,849	1.1%
19	FLORIDA BUSINESS BANCGROUP, INC.	5	453,460	90,692	0.7%
25	HOME BANCSHARES, INC.	7	260,097	37,157	0.4%

(1) Deposit market share as of 6/30/14

Deposit Composition


HOMB
14%
12%
10%
64%
Bay Cities Bank
19%
32%
15%
34%
HOMB – Pro-Forma
11%
15%
13%
62%
Transaction Accounts
Jumbo Time Deposits
Money Market & Savings
Retail Time Deposits

	HOMB 3/31/2015	Acquired Bay Cities Deposits 3/31/2015	HOMB Pro-Forma
Transaction Accounts	$ 682	$ 148	$ 830
Money Market & Savings	3,769	155	3,924
Retail Time Deposits	600	70	670
Jumbo Time Deposits	852	88	940
	$ 5,903	$ 461	$ 6,364

Note: Dollars in Millions

Loan Composition

Loan Type	HOMB (3/31/15)	Acquired Doral Property Finance Loans (4/1/15)	Acquired Bay Cities Loans[2] (3/31/15)	HOMB Pro-forma Total	% of Pro-forma Total Loans
Commercial RE (Non-farm/non-residential & agriculture)	$ 2,185	$ 266	$ 216	$ 2,667	46.1%
Construction/Land Development	759	23	20	802	13.9%
Residential Real Estate	1,329	-	88	1,417	24.5%
Commercial & Industrial [1]	706	-	63	769	13.3%
Consumer	52	-	4	56	1.0%
Other	69	-	1	70	1.2%
Total	$ 5,100	$ 289	$ 392	$ 5,781	100.0%

Note: Dollars in Millions
(1) Includes Agriculture
(2) Before loan discounts

Historical Acquisitions

Year	Acquired Bank	Acquisition Type	Location	Assets
2003	Community Bank	Market	Cabot, AR	$326
2005	Twin City Bank	Market	North Little Rock, AR	$633
2005	Marine Bank	Market	Marathon, FL	$258
2005	Bank of Mountain View	Market	Mountain View, AR	$203
2008	Centennial Bank	Market	Little Rock, AR	$234
2010	Old Southern Bank	FDIC-assisted	Orlando, FL	$335
2010	Key West Bank	FDIC-assisted	Key West, FL	$97
2010	Coastal Community Bank	FDIC-assisted	Panama City, FL	$362
2010	Bayside Savings Bank	FDIC-assisted	Port Saint Joe, FL	$63
2010	Wakulla Bank	FDIC-assisted	Crawfordville, FL	$353
2010	Gulf State Community Bank	FDIC-assisted	Carrabelle, FL	$112
2012	Vision Bank	Market	Panama City, FL	$530
2012	Heritage Bank of Florida	FDIC-assisted	Lutz, FL	$225
2012	Premier Bank	§363 Bankruptcy	Tallahassee, FL	$265
2013	Liberty Bancshares, Inc.	Market	Jonesboro, AR	$2,819
2014	Florida Traditions Bank	Market	Dade City, FL	$310
2014	Broward Financial Holdings, Inc.	Market	Ft. Lauderdale, FL	$184
2015	Doral Bank Florida	FDIC-assisted	Panama City, FL	$466
2015	Florida Business BancGroup, Inc.	Market	Tampa, FL	$541

Note: Dollars in Millions

HOMB Footprint


ARKANSAS
83 Branches
South ALABAMA
7 Branches
FLORIDA Panhandle
29 Branches
Central FLORIDA
16+6 Branches
Southwest FLORIDA
4 Branches
Southeast FLORIDA
2 Branches
FLORIDA Keys
9 Branches
NEW YORK CITY
Loan Production Office

Branch Locations (150+6)

Note: Map as of June 2015

Florida Footprint



FLORIDA
Pensacola (2)
Navarre
Destin
Santa Rosa Beach (2)
Blountstown
Quincy
Tallahassee (6)
Bristol
Panama City Beach (2)
Southport
Lynn Haven
Panama City
Mexico Beach
Wewahitchka
St. Marks
Crawfordville
Port St. Joe
Apalachicola
Carrabelle
Eastpoint
St. George Island
Lake Mary
Clermont
Winter Park
Orlando (2)
Spring Hill
Dade City
Kissimmee
Wesley Chapel
Zephyrhills
St. Cloud
Lutz (1+1)
Lakeland
Tampa (1+3)
Winter Haven
St. Petersburg
Plant City
Sarasota
Port Charlotte
Punta Gorda
Naples
Marco Island
Ft. Lauderdale (2)
Key Largo
Islamorada
Marathon (2)
Summerland
Big Pine
Key West (3)

Existing Branch Locations (60+6)

Note: Map as of June 2015

Central Florida Footprint


Lake Mary
Clermont
Winder Park
Spring Hill
Orlando (2)
Dade City
Kissimmee
Wesley Chapel
Zephyrhills
St. Cloud
Lutz (1+1)
Lakeland
Tampa (1+3)
Winter Haven
Plant City
St. Petersburg
Sarasota
Existing Branch Locations (16)
Bay Cities Branch Locations (6)

Note: Map as of June 2015

Gulf Coast Presence


ALABAMA
FLORIDA
Daphne
Fairhope
Point Clear
Foley
Elberta
Orange Beach
Gulf Shores
Pensacola (2)
Navarre
Destin
Panama City Beach (2)
Santa Rosa Beach (2)
Southport
Lynn Haven
Panama City
Mexico Beach
Port St. Joe
Apalachicola
Blountstown
Bristol
Quincy
Tallahassee (6)
St. Marks
Crawfordville
Wewahitchka
Carrabelle
Eastpoint
St. George Island
Branch Locations (36)

Note: Map as of June 2015

Arkansas Footprint


Bentonville
Mountain Home (2)
Highland
Rector
Rogers
Siloam Springs (2)
Springdale
Tontitown
Paragould (3)
Fayetteville (2)
Mountain View (2)
Batesville (2)
Monette
Van Buren
Heber Springs
Clarksville
Greenbrier
Quitman
Jonesboro (7)
Fort Smith (4)
Russellville (3)
Morrilton
Searcy (3)
Dardanelle
Vilonia
Pottsville
Atkins
Beebe (2)
Conway (7)
Ward
Mayflower
Cabot (5)
Jacksonville (3)
Maumelle
Sherwood
North Little Rock (5)
Little Rock (8)
Bryant
Fordyce
Branch Locations
ARKANSAS
Branch Locations (83)

Note: Map as of June 2015

Contact Information

Corporate Headquarters

Home BancShares, Inc.
719 Harkrider Street, Suite 100
P.O. Box 966
Conway, AR 72033

Financial Information

Brian Davis
Investor Relations Officer
(501) 328-4770

Website

www.homebancshares.com

HOME BANCSHARES

NASDAQ: HOMB

www.homebancshares.com